Exhibit 10.7(e)

                                                                [EXECUTION COPY]

                            BORROWER PLEDGE AGREEMENT


         This BORROWER PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of January 26, 1996, is made by KEEBLER ACQUISITION CORP., a Delaware corporation (to be merged with and into UB Investments US Inc. and to become known as Keebler Holding Corp.) (the "Pledgor"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Credit Agreement, dated as of January 26, 1996 (as amended, supplemented, amended and restated and otherwise modified from time to time, the "Credit Agreement"), among the Pledgor, the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders"), the Co-Agents named therein and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to, and for the benefit of, the Pledgor;

         WHEREAS, as a condition precedent to the making of each Credit Extension (including the initial Credit Extension) under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement; and

         WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuer to make each Credit Extension (including the initial Credit Extension) to the Pledgor pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Lender Party, as follows:


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                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Credit Agreement" is defined in the first recital.

         "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral, but shall not include Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

         "Lender Party" means, as the context may require, any Lender, the Issuer, each Co-Agent and the Administrative Agent and each of their respective successors, transferees and assigns.

         "Lenders" is defined in the first recital.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Note Issuer" means each Person identified in Item A of Attachment 1 hereto as the issuer of the Pledged Note identified opposite the name of such Person.

         "Pledged Notes" means all promissory notes of any Pledged Note Issuer in the form satisfactory to the Administrative Agent or substantially the form of Exhibit A hereto which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with Section 4.5, are amended, modified or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.


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         "Pledged Property" means all Pledged Shares, all Pledged Notes, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by the Pledgor to the Administrative Agent or may from time to time hereafter be delivered by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan
Document, and all proceeds of any of the foregoing.

         "Pledged Share Issuer" means each Person identified in Item B of Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

         "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder.

         "Pledgor" is defined in the preamble.

         "Securities Act" is defined in Section 6.2.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of New York.

         SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

         SECTION 2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in, all of the following property (the "Collateral"):


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            (a) all promissory notes of each Pledged Note Issuer identified in
      Item A of Attachment 1 hereto;

            (b) all other Pledged Notes issued from time to time;

            (c) all issued and outstanding shares of capital stock of each Pledged Share Issuer identified in Item B of Attachment 1 hereto;

            (d) all other Pledged Shares issued from time to time;

            (e) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

            (f) all Dividends, Distributions, interest and other payments and rights with respect to any Pledged Property; and

            (g) all proceeds of any of the foregoing.

         SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full of all Obligations now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document to which the Pledgor is or may become a party, whether for principal, interest, costs, fees, expenses, or otherwise.

         SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and in the case of the Pledged Notes, endorsed to the order of) the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

         SECTION 2.4. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full of all Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments,

            (b) be binding upon the Pledgor and its successors, transferees and assigns, and


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

            (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon
(i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the payment in full of all Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments, the security interest granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares and all Pledged Notes, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Representations and Warranties, etc. The Pledgor represents and warrants unto each Lender Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Shares) by the Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.

         SECTION 3.1.1. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens except any Lien granted pursuant hereto in favor of the Administrative Agent.

         SECTION 3.1.2. Valid Security Interest. The execution and delivery of this Pledge Agreement, together with the delivery of such Collateral to the Administrative Agent is effective to create a valid, perfected, first priority security interest in


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such Collateral and all proceeds thereof, securing the Obligations. Possession by the Administrative Agent of the Collateral is the only action necessary to perfect or protect such security interest in the Collateral subject to Section 9-306 of the U.C.C.

         SECTION 3.1.3. As to Pledged Shares. In the case of any Pledged Shares constituting Collateral, all of such Pledged Shares are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer owned by the Pledgor and required to be delivered in pledge under the terms of the Credit Agreement. The Pledgor has no Subsidiary other than the Pledged Share Issuers.

         SECTION 3.1.4. As to Pledged Notes. In the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

         SECTION 3.1.5. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

            (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

            (b) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1. Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and


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

demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         SECTION 4.2. Stock Powers, etc. The Pledgor agrees that all Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Event of Default, promptly transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Administrative Agent.

         SECTION 4.3. Continuous Pledge. The Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral and will not permit any Pledged Share Issuer to issue any capital stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

         SECTION 4.4. Voting Rights; Dividends, etc. The Pledgor agrees:

            (a) after any (i) Default of the nature referred to in Section 8.1.9 of the Credit Agreement shall have occurred and be continuing or (ii) any other Event of Default shall have occurred and be continuing, and the giving of notice from the Administrative Agent of its intent to exercise its remedies (in the case of this clause (a)(ii)), the Pledgor will deliver promptly upon receipt thereof (properly endorsed where required hereby or requested by the


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

      Administrative Agent) to the Administrative Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with
      Section 6.4; and

            (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this
      Section 4.4(b)

                  (i) the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Administrative Agent such
            additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in Section 4.4(b), the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document (including this Pledge Agreement).


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                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

         SECTION 5.1. Administrative Agent Appointed Attorney-in- Fact. The Pledgor hereby irrevocably appoints the Administrative Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, upon the occurrence and during the continuance of an Event of Default and subject to delivery of notice to the Pledgor to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

            (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.


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         SECTION 5.3. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Administrative Agent may

                  (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,


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

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in the
            Pledgor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of the Pledgor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to
Section 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

            (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

            (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;


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

            (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

            (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Lender Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

         SECTION 6.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 6.4. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the


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Administrative Agent pursuant to Section 10.3 of the Credit Agreement and
Section 6.5) in whole or in part by the Administrative Agent against, all or any part of the Obligations as follows: (i) first, to the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the retaking, holding, preparing for sale, selling or other disposition of the Collateral, including, without limitation, all court costs and the reasonable fees and expenses of its agents and legal counsel; (ii) second, to the payment in full of the Obligations or in the event that such proceeds are insufficient to pay in full the Obligations, equally and ratably in accordance with each Lender's respective amounts owing to it under or pursuant to the Credit Agreement or any other Loan Document, or under or pursuant to any Rate Protection Agreement (as to each Lender, applied first to fees and expense reimbursements then due to such Lender, then to interest due to such Lender, then to pay or prepay principal of the Loans owing to, or to reduce the "credit exposure" of, such Lender under such Rate Protection Agreement, as the case may be, then to pay (or cash collateralize) the remaining Obligations; (iii) third, without duplication of any amounts paid pursuant to clause (ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 10.4 of the Credit Agreement; and (iv) fourth, to the Pledgor, or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining. For purposes of this Agreement, the "credit exposure" at any time of any Lender under a Rate Protection Agreement to which such Lender is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement. The Pledgor shall remain liable to the Lenders for any deficiency. If the Administrative Agent has funds available to apply to a portion of, but not all of, one of the amounts described in clauses (i) through
(iv) above, then the Administrative Agent shall apply such funds to the applicable parties in proportion to the amounts to which such parties would have been entitled if the entire amount described in any such clause had been available.

         SECTION 6.5. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its


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counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

            (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

            (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

            (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

            (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

         SECTION 7.3. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform within 30 days after being requested in writing so to perform and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 7.4. Addresses for Notices. All notices and other communications provided to the Pledgor under this Pledge Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to the Pledgor at its address or facsimile number as set forth in the Credit Agreement or at such other address or facsimile number as may be designated by the Pledgor in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

         SECTION 7.5. Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION 7.7. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                                     KEEBLER ACQUISITION CORP.


                                                     By
                                                       -----------------------
                                                        Title:


                                                     THE BANK OF NOVA SCOTIA,
                                                       as Administrative Agent


                                                     By
                                                       -----------------------
                                                        Title:

                                                                       EXHIBIT A
                                                                              to
                                                       Borrower Pledge Agreement

                                 PROMISSORY NOTE


$_____________                                         __________________, 19__


         FOR VALUE RECEIVED, the undersigned, ______________, a _______________
corporation (the "Maker"), promises to pay to the order of KEEBLER HOLDING CORP., a Delaware corporation (the "Payee"), on demand, the aggregate unpaid principal amount of an intercompany loan made by the Payee to the Maker.

         The unpaid principal amount of this promissory note (this "Note") from time to time outstanding shall bear interest at a rate of interest equal to such rate per annum as shall be agreed upon from time to time by the Payee and the Maker payable at such times as shall be agreed upon by the Payee and the Maker, and all payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America. All such payments shall be made by the Maker to an account established by the Payee at and notified to the Maker and shall be recorded on the books and records of the Maker and the Payee. Upon notice from the Administrative Agent (hereinafter defined) that an Event of Default (as defined in the Credit Agreement, hereinafter defined) has occurred and is continuing under the Credit Agreement, the Maker shall make such payments, in same day funds, to such other account as the Administrative Agent shall direct in such notice.

         This Note is one of the Pledged Notes referred to in, and evidences Indebtedness incurred pursuant to, clause (f) or clause (g) of Section 7.2.2 of the Credit Agreement, dated as of January 26, 1996 (as amended, supplemented, amended and restated and otherwise modified, from time to time, the "Credit Agreement"), among the Payee, The Bank of Nova Scotia, as the administrative agent (the "Administrative Agent"), and various financial institutions as are, or may from time to time become, parties thereto and the Co-Agents named therein. Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the Indebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         Reference is made to the Credit Agreement for a description of the Pledge Agreement pursuant to which this Note has been pledged to the Administrative Agent as security for the Obligations outstanding from time to time under the Credit Agreement and each other Loan Document.

         In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                         [Name of Maker]



                                         By _____________________________
                                            Title:  _____________________

                                         Pay to the order of THE BANK OF
                                           NOVA SCOTIA

                                         KEEBLER HOLDING CORP.


                                         By _____________________________
                                            Title: ______________________

                                      GRID

         Intercompany Loans made by _______________ to KEEBLER HOLDING CORP. and payments of principal of such Loans.


================================================================================
             Amount of        Amount of     Outstanding
            Intercompany      Principal      Principal           Notation
  Date          Loan           Payment        Balance             Made By
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

================================================================================

                                                                    ATTACHMENT 1
                                                                              to
                                                       Borrower Pledge Agreement


Item A.  Pledged Notes

Pledged Note Issuer                      Description
- -------------------                      -----------


Keebler Leasing Corporation              Promissory Note in a principal amount
                                         of $10,000,000.

Item B.  Pledged Shares


Pledged Share Issuer                           Description of Shares
- --------------------------------  ----------------------------------------------
                                                                      % of
                                                                   Outstanding
                                   Authorized      Outstanding       Shares
                                     Shares          Shares          Pledged
- -------------------------------  ---------------  -----------     -----------
Keebler Leasing Corporation        1,000            1,000              100
                                   Common
- -------------------------------  ---------------  -----------     -----------
Keebler Company                    1,000            1,000              100
                                   Common
- -------------------------------  ---------------  -----------     -----------
Shaffer, Clarke & Co., Inc.        1,000            10                 100
                                   Common
- -------------------------------  ---------------  -----------     -----------
Johnston's Ready-Crust Company     1,000            1,000              100
                                   Common
- -------------------------------  ---------------  -----------     -----------
Emerald Industries, Inc.           1,000            1,000              100
                                   Common
- -------------------------------  ---------------  -----------     -----------
Athens Packaging, Inc.             1,000            1,000              100
                                   Common
- -------------------------------  ---------------  -----------     -----------
Bake-Line Products, Inc.           4,000            312.5              100
                                   Common
- -------------------------------  ---------------  -----------     -----------

- -------------------------------  ---------------  -----------     -----------

- -------------------------------  ---------------  -----------     -----------

- -------------------------------  ---------------  -----------     -----------